                                                                    Exhibit 23.9


                          Independent Auditors' Consent

The Board of Directors
PLD Asset Leasing Ltd.:

         We consent to the use of our report incorporated herein by reference in the registration statement.


                                              Moore Stephens
                                              Chartered Accountants

Nicosia, Cyprus
January 19, 2000